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                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K
                                   --------

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): July 29, 1997

                              Four M Corporation
                              ------------------
          (Exact name of registrant as specified in its charter)

          Maryland                   333-8043                 52-0822639
          --------                   --------                 ----------
(State or other jurisdiction of  (Commission file number)  (I.R.S. Employer
 incorporation or organization                            Identification No.)

    115 Stevens Avenue
    Valhalla, New York                                       10595
    ------------------                                     ----------
  (Address of principal                                    (Zip Code)
   executive offices)

                             (914) 749-3200
                           -------------------
                      Registrant's telephone number,
                           including area code


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Item 5.  Other Events.

         Four M Corporation (the "Company") issued a press release on July 29, 1997 which is attached hereto as Exhibit 99.1 and by this reference incorporated herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.          Description

99.1                Press release issued by the Company dated July 29, 1997.

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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             FOUR M CORPORATION


                             By:  /s/ Timothy D. McMillin
                                 --------------------------

                             Timothy D. McMillin
                             Senior Vice President and Chief Financial Officer (Principal Accounting Officer)
                             Date: July 31, 1997


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                     EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press release issued by the Company dated July 29, 1997.